As filed with the Securities and Exchange Commission on March 5th, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number (811-05037)
Professionally Managed Portfolios
(Exact name of registrant as specified in charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)
(626) 914-7383
Registrant’s telephone number, including area code
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

Item 1.	Report to Stockholders.

 Annual Report
 December 31, 2009

WINSLOW
Green Mutual Funds

Winslow Green Growth Fund
Winslow Green Solutions Fund

A Message to Our Shareholders	2

Performance Chart and Analysis	5

Expense Example	7

Schedule of Investments	9

Statements of Assets and Liabilities	15

Statements of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	32

Trustees and Executive Officers	33

Additional Information	35

Winslow Green Mutual Funds

A Message to Our Shareholders

A Message from Winslow Management Company and Brown Advisory

We are pleased to submit the Winslow Green Mutual Funds Annual Report for the period ended December 31, 2009.

The outlook for the green equity investment strategies employed by the Funds is, in our view, relatively healthy compared to the outlook for the market as a whole. Many green businesses are generating respectable growth and maintaining healthy margins despite the difficult economic environment. Several obstacles – most notably, unemployment and persistently tight credit conditions – still stand in the way of unfettered green economic growth, but we believe that over the next several years, many of the most attractive growth opportunities available to investors will be in green sectors such as renewable energy, energy efficiency, and clean water solutions.

The major green business event – and the major environmental event – of the fourth quarter was the global climate change summit in Copenhagen. Unfortunately, the conference was noteworthy due to the lack of significant and meaningful progress on a binding global climate change agreement. Indeed, the results at Copenhagen were almost perfectly foreshadowed in July of 2008, when the Center for a New American Security (CNAS) hosted an international climate change “war game.” CNAS invited scientists, national security strategists, and members of the business and policy communities from around the world, to participate in an exercise aimed at creating a binding international climate change agreement. In the experiment, the interests, actions and decisions of the leading players – China, India, Europe and the U.S. – were eerily similar to those that played out in Copenhagen. Negotiators reached impasse on detailed issues such as international verification of emissions, as well as big picture issues such as who should pay for the world’s clean energy transformation – the rising world powers whose emissions are spiking at an alarming rate, or the established world powers who have already reached a lofty standard of living for their people, largely due to years of carbon-intensive growth. Both the “war game” and the actual Copenhagen summit failed to produce a binding international treaty.

At Winslow, we have long been aware of the wide political divides that make international cooperation on climate change extremely difficult. That is why we seek to invest in companies that are poised to thrive regardless of political or regulatory developments. That being said, we also note that while China and the U.S. are firm in their resolve as far as climate change negotiations, they are also very firm in their resolve as far as investing in green technology. It remains to be seen whether China’s top-down state capitalism model or the United States’ venture-backed private innovation model will win the day, but there is clearly a massive clean energy showdown shaping up between the two countries, and we believe that our portfolio companies are very well-positioned to capitalize on the resulting growth opportunities.

As always, we welcome your questions and comments. On behalf of everyone at Winslow, thank you for your continued investment and your commitment to green investing.

Sincerely,

Jackson W. Robinson Portfolio Manager, Winslow Green Mutual Funds

Winslow Green Mutual Funds

A Message to Our Shareholders

Winslow Green Growth Fund
Management Discussion of Financial Performance

The Winslow Green Growth Fund outperformed its benchmark, the Russell 2000 Growth Index, during the second half of 2009. The Fund performed in line with its benchmark during the third quarter of 2009, and then outperformed during the fourth quarter of the year.

Performance for the Fund during the second half of the year was driven equally by investments in clean energy, green building, resource efficiency, environmental services, sustainable living and water management stocks. Healthcare was the only industry group where our investments detracted from performance. Top performers for the period were Telvent, BioExx, American Superconductor, Horsehead Holdings, and Nalco; the most significant detractors were Energy Conversion Devices, Repligen, Energy Recovery, Inc., Arena Pharmaceuticals, and World Energy Solutions. Of note is the early success of a relatively new holding, BioExx Specialty Proteins. While its long-term success is still uncertain, BioExx offers a very promising food crop scarcity solution by way of its innovative process for high-yield protein extraction from biomass.

We foresee continued volatility for the overall stock market in 2010. We agree with the widely-held view that broad economic recovery will be relatively slow, and we anticipate that many investors will drive market volatility with their reactions to short-term changes in economic indicators. But we believe that long-term growth prospects are very strong for the green businesses and industries on which we focus, and we plan to maintain our long-term green investing strategy with the goal of generating significant capital appreciation over the long-term.

Winslow Green Solutions Fund
Management Discussion of Financial Performance

The Winslow Green Solutions Fund generated strong positive performance during the second half of 2009 but underperformed its benchmark, the Russell Midcap Growth Index. As of December 31, the Fund had lagged its benchmark on a 1-year basis.

While performance for the period was disappointing, the Fund did generate significant positive returns and we are staying focused on our long-term strategy of selective investment in quality green solutions companies, across a diverse range of economic sectors. Investments within six of our seven green investment themes generated strong results, while our underperformance during the period is largely attributable to our clean energy investments, notably our investments in several leading solar and wind companies.

Top performers during the period were Telvent, Nalco, Whole Foods Market, American Superconductor, and Novozymes. Detractors included Vestas Wind Systems, EDP Renovaveis, First Solar, and Sunpower – all of which are market leaders in the solar and wind markets. Despite subpar performance during 2009, we believe these renewable energy leaders will benefit significantly from a boom in clean energy development as the global economy recovers.

We foresee continued volatility for the overall stock market in 2010. We agree with the widely-held view that broad economic recovery will be relatively slow, and we anticipate that many investors will drive market volatility with their reactions to short-term changes in economic indicators. But we believe that long-term growth prospects are very strong for the green businesses and industries on which we focus, and we plan to

Winslow Green Mutual Funds

A Message to Our Shareholders

maintain our long-term green investing strategy with the goal of generating significant capital appreciation over the long-term.

Sincerely,

Jackson W. Robinson Portfolio Manager Winslow Green Mutual Funds

Past performance does not guarantee future results.

Investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. The Funds invest in small and medium capitalization companies, which present greater risk than larger companies due to limited product lines, markets and financial or managerial resources. The Funds invest in foreign securities, which present increased risk over U.S. investments in the form of currency fluctuation, different regulation, accounting standards, trading practices and levels of available information, generally higher transaction costs, and political risk. The Funds’ investment focus on environmental factors could cause them to make or avoid investments that could result in the Funds underperforming similar funds that do not have an environmental focus. The Winslow Green Solutions Fund also focuses on green solutions companies, which presents increased risk over a more diversified portfolio by limiting investment choices to a specific sector that may or may not perform as well as other industry sectors.

The views in this report were those of the Fund manager as of December 31, 2009 and may not reflect his views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The Russell 2000® Growth Index measures the performance of Russell 2000® companies with high price-to-book ratios and high forecasted growth values. The Russell Midcap® Growth Index measures the performance of Russell Midcap® companies with high price-to-book ratios and high forecasted growth values. No one can invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the schedule of investments for complete fund holdings.

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling (888) 314-9049 or visiting the Fund’s website. Read and consider it carefully before you invest.

The Winslow Green Mutual Funds are distributed by Quasar Distributors, LLC.

Winslow Green Mutual Funds

Performance Chart and Analysis
December 31, 2009 (Unaudited)

Average Annual Total Return as of 12/31/09	One Year	Five Year	Ten Year

Winslow Green Growth Fund – Investor Shares	49.33%	(1.88)%	2.50%
Winslow Green Growth Fund – Institutional Shares*	49.83%	(1.71)%	2.59%
Russell 2000® Growth Index	34.47%	0.87%	(1.37)%

Investment Value on 12/31/09
Winslow Green Growth Fund – Investor Shares	$12,806
Winslow Green Growth Fund – Institutional Shares*	$12,918
Russell 2000® Growth Index	$8,708

Past performance is not predictive of, nor a guarantee of, future results. Investment return and principal value of an investment in each Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Call (888) 314-9049 to obtain most recent month end performance. The Winslow Green Growth Fund’s annual operating expense ratio (gross) for the previous fiscal year was 1.43% for Investor Shares and 1.18% for Institutional Shares. However, the Funds’ adviser has contractually agreed to waive a portion of its fee and/or reimburse certain expenses through April 30, 2011, to limit total annual fund operating expenses to 1.45% for Investor Shares and 1.20% for Institutional Shares. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

*	Institutional class inception was June 6, 2006. Performance for the Institutional class between conversion of the common trust fund (April 1, 2001) and the class’ inception date of June 6, 2006, are based on the Fund’s Investor class, which has a higher expense ratio. Had Institutional Shares been readjusted to reflect the lower expenses, performance shown for this share class would have been higher.

Winslow Green Mutual Funds

Performance Chart and Analysis
December 31, 2009 (Unaudited)

Average Annual Total Return as of 12/31/09	One Year	Since Inception (11/1/07)

Winslow Green Solutions Fund-Investor Class	32.71%	(18.55)%
Winslow Green Solutions Fund-Institutional Class*	33.06%	(18.37)%
Russell Midcap Growth Index	46.29%	(9.88)%

Investment Value on 12/31/09
Winslow Green Solutions Fund-Investor Class	$6,414
Winslow Green Solutions Fund-Institutional Class*	$6,445
Russell Midcap Growth Index	$7,984

Past performance is not predictive of, nor a guarantee of, future results. Investment return and principal value of an investment in each Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Call (888) 314-9049 to obtain most recent month end performance. The Winslow Green Solutions Fund’s annual operating expense ratio (gross) for the previous fiscal year was 2.93% for Investor shares and 5.03% for Institutional shares. However, the Adviser has contractually agreed to waive a portion of its fee and/or reimburse certain expenses through April 30, 2011, to limit total annual fund operating expenses to 1.25% for Investor Shares and 1.00% for Institutional Shares. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

*	Institutional class inception was September 15, 2008. Performance for the Institutional class between the inception of the Investor class (November 1, 2007) and September 15, 2008 is based on the Fund’s Investor class, which has a higher expense ratio.

Winslow Green Mutual Funds

Expense Example
For the Six Months Ended December 31, 2009 (Unaudited)

As a shareholder of the Winslow Green Growth Fund or the Winslow Green Solutions Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges or loads; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses – The first line of the table below provides information about actual account values based on actual returns and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. You will be charged a redemption or exchange fee equal to 2.00% of the net amount of the redemption or exchange if you redeem or exchange your shares less than 90 days after you purchase them. Investment Retirement Accounts (IRAs) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These examples are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total

Winslow Green Mutual Funds

Expense Example
For the Six Months Ended December 31, 2009 (Unaudited)

costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	July 1, 2009 –
	July 1, 2009	December 31, 2009	December 31, 2009*

Winslow Green Growth Fund
Investor Class Actual	$1,000	$1,239	$8.18
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.37
Institutional Class Actual	$1,000	$1,241	$6.78
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.11

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	July 1, 2009 –
	July 1, 2009	December 31, 2009	December 31, 2009*

Winslow Green Solutions Fund
Investor Class Actual	$1,000	$1,180	$6.87
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.36
Institutional Class Actual	$1,000	$1,181	$5.50
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.09

*	Expenses are equal to the Fund’s expense ratio for the most recent six month period of 1.45% (fees and waivers in effect) for Winslow Green Growth Fund Investor shares, 1.20% (fees and waivers in effect) for Winslow Green Growth Fund Institutional shares and 1.25% (fees and waivers in effect) for Winslow Green Solutions Fund Investor shares, and 1.00% for Winslow Green Solutions Fund Institutional shares, multiplied by the average account value over the period multiplied by 184/365 (to reflect the six months ended December 31, 2009).

Winslow Green Mutual Funds

Winslow Green Growth Fund
Schedule of Investments
December 31, 2009

Shares	Security Description	Value

Common Stock – 99.6%
Clean Energy – Technology – 13.0%
450,000	American Superconductor Corp.(a)	$18,405,000
5,900,000	Capstone Turbine Corp.(a)	7,611,000
1,000,000	Carmanah Technologies(a)(b)	793,613
90,000	First Solar, Inc.(a)	12,186,000
76,618	Infinity Bio-Energy Ltd.(a)(d)	—
620,500	Protonex Technology Corp.(a)(b)	375,836

		39,371,449

Clean Energy – Generation – 2.4%
2,581,007	Nevada Geothermal Power Inc.(a)(b)	2,472,605
3,145,487	U.S. Geothermal Inc.(a)(b)(c)	4,812,595

		7,285,200

Environmental Services – 11.1%
1,102,518	Newalta Corp.(b)	8,454,553
600,000	Telvent GIT S.A.	23,388,000
633,000	World Energy Solutions, Inc.(a)(b)(c)	1,876,273

		33,718,826

Green Building Products – 22.8%
213,996	Acuity Brands, Inc.	7,626,817
363,881	Comfort Systems USA, Inc.	4,490,291
1,093,397	Interface, Inc.	9,086,129
1,150,469	Lighting Science Group Corp.(a)(b)	920,375
1,000,000	Prologis	13,690,000
331,072	Quanex Building Products Corp.	5,618,292
510,796	Rubicon Technology, Inc.(a)	10,374,267
100,000	Trex Company, Inc.(a)	1,960,000
616,100	Waterfurnace Renewable Energy, Ltd.(c)	15,292,782

		69,058,953

Green Transportation – 5.1%
32,623	Saft Groupe S.A.	1,578,842
200,000	Wabtec Corp.	8,168,000
500,000	Westport Innovations Inc.(a)	5,790,000

		15,536,842

Pharmaceuticals – 1.7%
1,248,800	Repligen Corp.(a)(b)	5,132,568

		5,132,568

Resource Efficiency – 23.9%
600,000	Chicago Bridge & Iron Co.	12,132,000
344,448	Emcor Group, Inc.(a)	9,265,651
100,000	ESCO Technologies, Inc.(a)	3,585,000
1,000,000	Headwaters, Inc.(a)	6,520,000
1,280,000	Horsehead Holding Corp.(a)(b)	16,320,000
116,887	RuggedCom Inc.(a)	2,007,258

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Growth Fund
Schedule of Investments
December 31, 2009

Shares	Security Description	Value

225,000	Schnitzer Steel Industries	$10,732,500
600,000	Sims Metal Management Ltd.	11,700,000

		72,262,409

Sustainable Living – 10.6%
6,880,000	BioExx Specialty Proteins, Ltd.(a)(b)	13,814,601
100,000	Chipotle Mexican Grill, Inc.(a)	8,816,000
2,000,000	Jamba, Inc.(a)(b)	3,360,000
29	OM Foods Ltd.(a)(d)	39,150
1,073,125	SunOpta, Inc.(a)	3,605,700
88,218	United Natural Foods, Inc.(a)	2,358,949

		31,994,400

Water Management – 9.0%
1,500,000	Bioteq Environmental Technologies, Inc.(a)(b)	1,735,430
625,000	Nalco Holding Co.	15,943,750
1,735,411	Pure Technologies Ltd.(a)(b)(c)	7,184,902
30,000	Valmont Industries, Inc.	2,353,500

		27,217,582

Total Common Stock (Cost $259,782,069)		301,578,229

Warrants – 0.0%
379,111	Capstone Turbine Corp., Expires 9/17/2013 at $1.92(a)(b)(d)	—
175,480	Infinity Bio-Energy, Ltd., Expires 5/23/10 at $5.00(a)(b)(d)	—
615,000	Nova Biosource Fuels, Inc., Expires 12/20/11 at $2.72(a)(b)(d)	—
147,354	U.S. Geothermal, Inc. 4/24/2010 at $3.00(a)(b)(d)	—

Total Warrants (Cost $87,740)		—

Short Term Investment – 0.4%
1,286,572	Fidelity Institutional Money Market Portfolio, 0.20%(e)	1,286,572

Total Short Term Investment (Cost $1,286,572)		1,286,572

Total Investments – 100.0% (Cost $261,156,381)		$302,864,801

Other Assets in Excess of Liabilities – 0.0%		26,369

NET ASSETS – 100.0%		$302,891,170

Contracts (100 shares per contract)	Security Description	Strike Price	Expiration	Value

Call Options Written
1,500	American Superconductor Corp.(a)	$50	4/17/2010	$(225,000)
450	First Solar, Inc.(a)	175	3/20/2010	(78,750)

Total Call Options Written (Premiums received $261,641)				$(303,750)

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Growth Fund
Schedule of Investments
December 31, 2009

(a)	Non-income producing security.
(b)	A portion of this security is considered illiquid. As of December 31, 2009, the total market value of securities considered illiquid was $19,896,708 or 6.6% of total net assets.
(c)	Affiliated Company as defined by the Investment Company Act of 1940. See Note 6 of the Notes to Financial Statements.
(d)	Securities are fair valued under the supervision of the Board of Trustees. See Note 2 of the Notes to Financial Statements.
(e)	Seven-day yield.

PORTFOLIO HOLDINGS
% of Total Investments

Clean Energy – Technology	13.0%
Clean Energy – Generation	2.4%
Environmental Services	11.1%
Green Building Products	22.8%
Green Transportation	5.1%
Pharmaceuticals	1.7%
Resource Efficiency	23.9%
Sustainable Living	10.6%
Water Management	9.0%
Warrants	0.0%
Short Term Investments	0.4%

100.0%

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Schedule of Investments
December 31, 2009

Shares	Security Description	Value

Common Stock – 99.9%
Clean Energy – Technology 12.5%
45,000	American Superconductor Corp.(a)	$1,840,500
263,028	Capstone Turbine Corp.(a)	339,306
405,943	Carmanah Technologies(a)	322,162
7,500	First Solar, Inc.(a)	1,015,500
4,403	Infinity Bio-Energy, Ltd.(a)(d)	—
16,500	Protonex Technology Corp.(a)(b)	9,994
23,917	Vestas Wind Systems(a)	1,460,587

		4,988,049

Clean Energy – Generation – 4.6%
157,603	EDP Renovaveis S.A.(a)	1,497,925
204,443	U.S. Geothermal Inc.(a)(c)	312,798

		1,810,723

Environmental Services – 9.8%
200,000	Newalta Corp.	1,533,681
60,637	Telvent GIT S.A.	2,363,630

		3,897,311

Green Building Products – 19.2%
29,196	Acuity Brands, Inc.	1,040,545
49,198	Comfort Systems USA, Inc.	607,103
62,594	Interface, Inc.	520,156
110,000	Kingspan Group(a)	941,895
15,000	Lennox International, Inc.	585,600
135,000	Prologis	1,848,150
47,830	Quanex Building Products Corp.	811,675
22,385	Trex Company, Inc.(a)	438,746
32,970	Waterfurnace Renewable Energy, Ltd.(c)	818,379

		7,612,249

Green Transportation – 11.2%
23,559	Clean Energy Fuels Corp.(a)	363,044
134,193	FirstGroup PLC	923,346
20,000	Saft Groupe S.A.	967,932
35,618	Wabtec Corp.	1,454,639
65,000	Westport Innovations Inc.(a)	752,700

		4,461,661

Resource Efficiency – 22.4%
60,939	Chicago Bridge & Iron Co.	1,232,187
40,835	Emcor Group, Inc.(a)	1,098,461
128,298	Headwaters, Inc.(a)	836,503
134,827	Horsehead Holding Corp.(a)	1,719,044
17,842	Novozymes(b)	1,856,089
24,169	RuggedCom Inc.(a)	415,045

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Schedule of Investments
December 31, 2009

Shares	Security Description	Value

89,382	Sims Metal Management Ltd.	$1,742,949

		8,900,278

Sustainable Living – 11.7%
600,000	BioExx Specialty Proteins, Ltd.(a)	1,204,762
8,113	Chipotle Mexican Grill, Inc.(a)	715,242
11,831	Church & Dwight Co., Inc.	715,184
147,576	SunOpta, Inc.(a)	495,855
56,307	United Natural Foods Inc.(a)	1,505,649

		4,636,692

Water Management – 8.5%
90,693	Bioteq Environmental Technologies, Inc.(a)	104,713
70,000	Nalco Holding Co.	1,785,700
167,618	Pure Technologies Ltd.(a)(c)	693,968
10,255	Valmont Industries, Inc.	804,505

		3,388,886

Total Common Stock (Cost $34,600,983)		39,695,849

Warrants – 0.0%
46,742	Capstone Turbine Corp., Expires 9/17/2013 at $1.92(a)(d)	—
2,854	Infinity Bio-Energy, Ltd., Expires 5/23/10 at $5.00(a)(d)	—
10,500	Nova Biosource Fuels, Inc., Expires 12/20/11 at $2.72(a)(d)	—
12,000	U.S. Geothermal, Inc. 4/24/2010 at $3.00(a)(d)	—

Total Warrants (Cost $1,427)		—

Total Investments – 99.9% (Cost $34,602,410)		$39,695,849

Other Assets in Excess of Liabilities – 0.1%		38,766

NET ASSETS – 100.0%		$39,734,615

Contracts (100 shares per contract)	Security Description	Strike Price	Expiration	Value

Call Options Written
75	First Solar, Inc.(a)	175	3/20/2010	$(13,125)

Total Call Options Written (Premiums received $13,292)				$(13,125)

(a)	Non-income producing security.
(b)	A portion of this security is considered illiquid. As of December 31, 2009, the total market value of securities considered illiquid was $1,821,239 or 4.6% of total net assets.
(c)	Affiliated Company as defined by the Investment Company Act of 1940. See Note 6 of the Notes to Financial Statements.
(d)	Securities are fair valued under the supervision of the Board of Trustees. See Note 2 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Schedule of Investments
December 31, 2009

PORTFOLIO HOLDINGS
% of Total Investments

Clean Energy – Technology	12.6%
Clean Energy – Generation	4.6%
Environmental Services	9.8%
Green Building Products	19.2%
Green Transportation	11.2%
Resource Efficiency	22.4%
Sustainable Living	11.7%
Water Management	8.5%
Warrants	0.0%

100.0%

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Statement of Assets and Liabilities
December 31, 2009

	Winslow Green	Winslow Green
	Growth Fund	Solutions Fund

ASSETS
Investments in securities, market value:
Unaffiliated issuers (cost $233,806,303 and $33,129,773 respectively)	$273,698,249	$37,870,704
Affiliated issuers (cost $27,350,078 and $1,472,637, respectively) (Note 6)	29,166,552	1,825,145

Total investments, at value	$302,864,801	$39,695,849
Receivables:
Investment securities sold	789,289	1,047,338
Expense reimbursement from adviser	—	7,072
Fund shares sold	555,846	33,284
Dividends and interest	87,517	15,876
Other receivables	286	—
Prepaid expenses	17,707	25,403

Total Assets	304,315,446	40,824,822

LIABILITIES
Call options written, at value (Premiums received $261,641, $13,292)	303,750	13,125
Payables:
Fund shares redeemed	288,488	152,440
Investment securities purchased	126,769	—
Accrued liabilities:
Investment adviser fees	216,579	—
Loan payable (Note 7)	193,953	—
Due to custodian	—	836,773
Administration fees	13,550	2,630
Custody fees	8,028	1,009
Service fees	108,332	12,989
12b-1 fees	44,141	7,505
Fund accounting fees	11,726	8,252
Transfer agent fees	62,598	23,355
Chief Compliance Officer fees	2,250	2,250
Other accrued expenses	44,112	29,879

Total Liabilities	1,424,276	1,090,207

NET ASSETS	$302,891,170	$39,734,615

COMPONENTS OF NET ASSETS
Paid-in-capital	$433,411,299	$41,290,221
Accumulated net investment loss	—	(2,438)
Accumulated net realized loss on investments and written options	(172,188,347)	(6,646,897)
Net unrealized appreciation (depreciation) on:
Investments	41,708,420	5,093,439
Written options	(42,109)	167
Receivables denominated in foreign currency	1,907	123

NET ASSETS	$302,891,170	$39,734,615

COMPUTATION OF NET ASSET VALUE
Investor Shares:
Net Assets	$251,061,744	$32,110,212
Shares Outstanding	18,644,110	5,041,744
Net asset value per share	$13.47	$6.37
Institutional Shares:
Net Assets	$51,829,426	$7,624,403
Shares Outstanding	3,813,767	1,191,472
Net asset value per share	$13.59	$6.40

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Statement of Operations
Year Ended December 31, 2009

	Winslow Green	Winslow Green
	Growth Fund	Solutions Fund

INVESTMENT INCOME
Dividends from unaffiliated investments (net of dividend withholding tax, $93,225, and $10,592 respectively)	$977,707	$228,594
Dividends from affiliated investments (net of dividend witholding tax, $69,884 and $3,626 respectively) (Note 6)	396,007	20,547
Interest income	10,027	10,463

Total Investment Income	1,383,741	259,604

EXPENSES
Investment advisory fees	2,144,687	269,449
Service fees – Investor Shares	506,933	60,099
Transfer agent fees	273,871	100,510
Administration fees	140,291	31,998
Reports to shareholders	136,106	17,872
Fund accounting fees	60,817	34,548
Blue Sky fees	57,581	48,052
12b-1 fees – Investor Shares	50,705	6,527
Legal fees	38,609	29,684
Custody fees	33,368	13,467
Miscellaneous expenses	28,781	51,871
Audit fees	23,900	22,899
Chief Compliance Officer fees	9,251	9,251
Trustee fees	9,199	5,711
Insurance expense	6,586	1,491
Registration fees	2,301	1,052
Interest expense (Note 7)	464	—

Total Expenses	3,523,450	704,481
Fees waived and reimbursed (Note 3)	(156,935)	(344,994)

Net Expenses	3,366,515	359,487

NET INVESTMENT LOSS	(1,982,774)	(99,883)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized Gain (Loss) on:
Investments and foreign currency transactions unaffiliated	(51,911,081)	(3,331,113)
Investments and foreign currency transactions affiliated (Note 6)	(45,420,737)	(3,842)
Written Options	(525,398)	10,947

Net Realized Loss	(97,857,216)	(3,324,008)

Change in Unrealized Appreciation (Depreciation) on:
Investments and foreign currency transactions	199,120,121	13,015,031
Written Options	(185,888)	167

Net Change in Unrealized Appreciation	198,934,233	13,015,198

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	101,077,017	9,691,190

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,094,243	$9,591,307

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Statements of Changes in Net Assets

	Winslow Green		Winslow Green
	Growth Fund		Solutions Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

OPERATIONS
Net investment loss	$(1,982,774)	$(2,995,076)	$(99,883)	$(46,650)
Net realized loss on Investments, Written Options and Foreign Currency Transactions	(97,857,216)	(72,923,273)	(3,324,008)	(3,367,821)
Net change in unrealized appreciation (depreciation) on Investments, Written Options and Foreign Currency Translations	198,934,233	(227,105,468)	13,015,198	(9,794,341)

Increase (Decrease) in Net Assets Resulting from Operations	99,094,243	(303,023,817)	9,591,307	(13,208,812)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income on investments Investor Shares	—	—	—	—
Net realized gain on investments
Investors Shares	—	(2,101,181)	—	(44,610)
Institutional Shares	—	(262,027)	—	(7,747)

Total distributions to shareholders	—	(2,363,208)	—	(52,357)

CAPITAL SHARE TRANSACTIONS
Sale of shares
Investor Shares	49,405,742	172,918,700	15,289,424	23,562,663
Institutional Shares	20,532,796	29,216,946	2,207,738	4,383,342
Reinvestment of distributions
Investor Shares	—	2,023,299	—	42,654
Institutional Shares	—	251,127	—	7,747
Redemption of shares
Investor Shares	(53,584,425)	(110,008,241)	(4,352,640)	(6,664,886)
Institutional Shares	(5,510,419)	(13,030,927)	(1,077,810)	(4,390)
Redemption fees
Investor Shares	23,453	93,545	6,349	9,574
Institutional Shares	7,944	13,672	540	87

Increase from Capital Share Transactions	10,875,091	81,478,121	12,073,601	21,336,791

Increase (Decrease) in Net Assets	109,969,334	(223,908,904)	21,664,908	8,075,622
NET ASSETS
Beginning of year	192,921,836	416,830,740	18,069,707	9,994,085

End of year	$302,891,170	$192,921,836	$39,734,615	$18,069,707

SHARE TRANSACTIONS
Sale of shares
Investor Shares	4,725,688	10,431,566	3,034,546	5,792,263
Institutional Shares	1,941,602	1,728,260	408,457	975,959
Reinvestment of distributions
Investor Shares	—	228,880	—	9,018
Institutional Shares	—	28,248	—	1,635
Redemption of shares
Investor Shares	(5,093,864)	(7,859,535)	(778,893)	(3,969,972)
Institutional Shares	(500,212)	(963,134)	(193,601)	(978)

Increase in Shares	1,073,214	3,594,285	2,470,509	2,807,925

Accumulated net investment loss	$—	$(10,836)	$(2,438)	$(123)

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Growth Fund
Financial Highlights

For a share outstanding throughout each year

	Year Ended December 31,
	2009		2008	2007		2006		2005

INVESTOR SHARES
NET ASSET VALUE PER SHARE, Beginning of year	$9.02		$23.42	$19.85		$17.62		$15.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.09	)(a)	(0.15)	(0.10	)(a)	(0.23	)(a)	(0.17	)(a)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	4.54		(14.14)	4.70		2.46		2.09

Total from Investment Operations	4.45		(14.29)	4.60		2.23		1.92

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—		(0.11)	(1.04)		(0.02)		(0.22)

Redemption fees	—	(b)	— (b)	0.01		0.02		0.02

NET ASSET VALUE PER SHARE, End of year	$13.47		$9.02	$23.42		$19.85		$17.62

TOTAL RETURN	49.33%		(61.01)%	23.47%		12.77%		12.18%

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of year (millions)	$251.1		$171.4	$379.7		$194.4		$152.3
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.45%		1.40%	1.45%		1.45%		1.45%
Before fees waived and expenses absorbed	1.52%		1.43%	1.47%		1.49%		1.69%
Ratio of net investment loss to average net assets
After fees waived and expenses absorbed	(0.87)%		(0.92)%	(0.46)%		(1.22)%		(1.02)%
Before fees waived and expenses absorbed	(0.94)%		(0.95)%	(0.48)%		(1.26)%		(1.26)%

PORTFOLIO TURNOVER RATE	93%		113%	94%		113%		103%

(a)	Calculated using average shares outstanding throughout the year.
(b)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Growth Fund
Financial Highlights

For a share outstanding throughout each year/period

						June 6, 2006 (a)
	Year Ended December 31,					through
	2009		2008	2007		December 31, 2006

INSTITUTIONAL SHARES
NET ASSET VALUE PER SHARE, Beginning of year/period	$9.07		$23.51	$19.87		$19.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.07	)(b)	(0.09)	(0.04	)(b)	(0.11	)(b)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	4.59		(14.25)	4.72		0.42

Total from Investment Operations	4.52		(14.34)	4.68		0.31

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—		(0.11)	(1.04)		(0.02)

Redemption fees	—	(c)	(0.01)	—	(c)	0.02

NET ASSET VALUE PER SHARE, End of year/period	$13.59		$9.07	$23.51		$19.87

TOTAL RETURN	49.83%		(60.94)%	23.80%		1.68	%(d)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of year/period (millions)	$51.8		$21.5	$37.1		$16.1
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.20%		1.15%	1.20%		1.20	%(e)
Before fees waived and expenses absorbed	1.24%		1.18%	1.22%		1.51	%(e)
Ratio of net investment loss to average net assets
After fees waived and expenses absorbed	(0.62)%		(0.67)%	(0.20)%		(1.06	)%(e)
Before fees waived and expenses absorbed	(0.66)%		(0.70)%	(0.22)%		(1.37	)%(e)

PORTFOLIO TURNOVER RATE	93%		113%	94%		113	%(d)

(a)	Commencement of operations.
(b)	Calculated using average shares outstanding throughout the year/period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Financial Highlights

For a share outstanding throughout each year/period

				November 1, 2007(a)
	Year Ended December 31,			through
	2009		2008	December 31, 2007

INVESTOR SHARES
NET ASSET VALUE PER SHARE, Beginning of year/period	$4.80		$10.47	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02	)(b)	(0.01)	—	(b)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	1.59		(5.64)	0.51

Total from Investment Operations	1.57		(5.65)	0.51

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—		(0.02)	(0.04)

Redemption fees	—	(c)	— (c)	—	(c)

NET ASSET VALUE PER SHARE, End of year/period	$6.37		$4.80	$10.47

TOTAL RETURN	32.71%		(54.00)%	5.07	%(d)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of year/period (millions)	$32.1		$13.4	$10.0
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.25%		1.40%	1.45	%(e)
Before fees waived and expenses absorbed	2.41%		2.93%	5.71	%(e)
Ratio of net investment loss to average net assets
After fees waived and expenses absorbed	(0.39)%		(0.27)%	(0.25	)%(e)
Before fees waived and expenses absorbed	(1.55)%		(1.80)%	(4.51	)%(e)

PORTFOLIO TURNOVER RATE	111%		90%	19	%(d)

(a)	Commencement of operations.
(b)	Calculated using average shares outstanding throughout the year/period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Financial Highlights

For a share outstanding throughout each year/period

			September 15, 2008(a)
	Year Ended		through
	December 31, 2009		December 31, 2008

INSTITUTIONAL SHARES
NET ASSET VALUE PER SHARE, Beginning of year/period	$4.81		$7.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01	)(b)	—	(c)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	1.60		(2.75)

Total from Investment Operations	1.59		(2.75)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—		(0.02)

Redemption fees	—	(c)	—	(c)

NET ASSET VALUE PER SHARE, End of year/period	$6.40		$4.81

TOTAL RETURN	33.06%		(36.33	)%(d)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of year/period (millions)	$7.6		$4.7
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.00%		1.00	%(e)
Before fees waived and expenses absorbed	2.13%		5.03	%(e)
Ratio of net investment income (loss) to average net assets
After fees waived and expenses absorbed	(0.11)%		0.23	%(e)
Before fees waived and expenses absorbed	(1.24)%		(3.80	)%(e)

PORTFOLIO TURNOVER RATE	111%		90	%(d)

(a)	Commencement of operations.
(b)	Calculated using average shares outstanding throughout the year.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2009

NOTE 1. ORGANIZATION

Winslow Green Growth Fund and Winslow Green Solutions Fund (the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Winslow Green Growth Fund currently offers two classes of shares: Investor Shares and Institutional Shares. Investors Shares commenced operations on April 1, 2001 and Institutional Shares commenced operations on June 6, 2006. The Winslow Green Solutions Fund currently offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares commenced operations on November 1, 2007 and Institutional Shares commenced operations on September 15, 2008. Both Funds were reorganized into a newly created series of the Trust on May 27, 2008.

For both Funds, each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of The Winslow Green Growth Fund is capital appreciation through environmentally responsible investing. The Winslow Green Growth Fund will invest at least 80% of its net assets, plus borrowings, for investment purposes in equity securities of domestic companies that are environmentally responsible, or “best in class” companies. The investment objective of The Winslow Green Solutions Fund is capital appreciation though investing in companies that provide green solutions.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2009

trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2009, the Winslow Green Growth Fund held six fair valued securities with a market value of $39,150 or 0.0% of total net assets. As of December 31, 2009, the Winslow Green Solutions Fund held five fair valued securities with a market value of $0 or 0.0% of total net assets.

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2009:

Winslow Green Growth Fund

	Level 1	Level 2	Level 3

Common Stockˆ	$301,539,079	$—	$39,150
Warrants	$—	$0	$—
Written Options	$(303,750)	$—	$—
Short-Term Investments	$1,286,572	$—	$—

Total Investments in Securities	$302,521,901	$0	$39,150

ˆ	See Schedule of Investments for industry breakout. Level 3 security is included in Sustainable Living.

Level 3 Reconciliation

Investments in Securities

Balance as of 12/31/08	$—
Transfers into Level 3	39,150

Balance as of 12/31/09	$39,150

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2009

Winslow Green Solutions Fund

	Level 1	Level 2	Level 3

Common Stockˆ	$39,695,849	$—	$0
Warrants	$—	$0	$—
Written Options	$(13,125)	$—	$—

Total Investments in Securities	$39,682,724	$0	$0

ˆ	See Schedule of Investments for industry breakout.

B.	Federal Income Taxes. Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

At December 31, 2009 the Funds deferred, on a tax basis, post-October and straddle losses of:

	Post-October	Post-October	Straddle
	Losses	Currency Losses	Losses

Winslow Green Growth Fund	$—	$—	$485,057
Winslow Green Solutions Fund	$839,512	$2,438	$—

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At December 31, 2009, the following capital loss carryforwards were available:

	Expiring:
	12/31/2016	12/31/2017

Winslow Green Growth Fund	$42,040,637	$128,465,572
Winslow Green Solutions Fund	$1,107,161	$4,384,514

The Fund recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2006-2009 for the Winslow Green Growth Fund and 2007-2009 for the Winslow Green Solutions Fund). The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined by identified cost. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds are normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2009

E.	Options Contracts. When the Funds write an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The activity in options written during the year ended December 31, 2009, is as follows:

Winslow Green Growth Fund

		Premiums
	Contracts	Received

Options outstanding, beginning of year	2,655	$395,667
Options written	8,415	1,436,833
Options exercise	—	—
Options expired	(5,905)	(700,609)
Options closed	(3,215)	(870,250)

Options outstanding, end of year	1,950	$261,641

Winslow Green Solutions Fund

		Premiums
	Contracts	Received

Options outstanding, beginning of year	—	$—
Options written	175	24,239
Options exercise	—	—
Options expired	(100)	(10,947)
Options closed	—	—

Options outstanding, end of year	75	$13,292

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may write covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves the Fund giving another party, in return for a premium, the right to buy specified securities owned by the Fund by a specified future date at a price set at the time of

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2009

contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security.

A covered put option gives the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.

Each Fund will not enter into options contract if immediately thereafter more than 5% of the Fund’s total assets would be invested in options contracts. At December 31, 2009 the Winslow Green Growth Fund and Winslow Green Solutions Fund had 0.1% and 0.0% of total assets invested in options, respectively.

Statement of Assets and Liabilities – Market values of Derivative Instruments as of December 31, 2009:

	Liability Derivatives
	Statement of Assets and Liabilities Location	Market Value

Winslow Green Growth Fund	Call options written, at value	$303,750
Winslow Green Solutions Fund	Call options written, at value	$13,125

Call options written are equity contracts.

Statement of Operations – The effect of Derivative Instruments on the Statement of Operations for the fiscal year/period ended December 31, 2009:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Written Options

Winslow Green Growth Fund	$(525,398)
Winslow Green Solutions Fund	$10,947

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Written Options

Winslow Green Growth Fund	$(185,888)
Winslow Green Solutions Fund	$167

F.	Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. Dollar equivalent of the amounts actually received or paid.

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2009

Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

G.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting year. Actual results could differ from those estimates.

H.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 2.00% redemption fee and exchange fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

I.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2009, the following adjustments were made:

	Undistributed Net	Accumulated	Paid-in
	Investment Income	Gains/Losses	Capital

Winslow Green Growth Fund	$1,993,610	$13,643	$(2,007,253)
Winslow Green Solutions Fund	$97,568	$52,222	$(149,790)

The permanent differences primarily relate to foreign currency adjustments and net operating loss.

K.	Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through February 26, 2010, the date the financial statements were issued.

NOTE 3. COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Effective March 31, 2009, Brown Advisory Management LLC (“BAMLLC”) entered into an agreement with Winslow Management Company, LLC (“Winslow”), whereby Winslow would become a wholly-owned subsidiary of BAMLLC. BAMLLC is a subsidiary of Brown Advisory Holdings Incorporated (“Brown Holdings”). Brown Holdings has several other SEC-registered investment advisers under its control, including Brown Advisory. As a result of this transaction, Winslow’s investment management team became part of Brown Advisory’s investment management team. The transaction did not result in any change to the Funds’ investment strategies or in the portfolio managers responsible for the day-to-day management of the Funds. At a Board meeting held on March 23, 2009, the Board approved an Interim Investment Advisory Agreement with Brown Advisory on behalf of the Winslow Green Mutual Funds (“Interim Advisory Agreement”) so that as of March 31, 2009, Brown Advisory began managing the Funds. The terms of the Interim Advisory Agreement are substantially identical to the terms of the Winslow’s recently terminated investment advisory

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2009

agreement except for the identity of the investment adviser and the commencement date of the agreement. Additionally, under the Interim Advisory Agreement, management fees earned by Brown Advisory were withheld until shareholder approval for Brown Advisory as the new investment advisor was obtained. The Board also approved a final Investment Advisory Agreement with Brown Advisory (the Advisor) on behalf of the Funds, subject to shareholder approval, which was obtained via shareholder proxy voting completed in July of 2009.

Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% based upon the average daily net assets of each Fund. For the year ended December 31, 2009, The Winslow Green Growth Fund and the Winslow Green Solutions Fund incurred $2,144,687 and $269,449, respectively, in advisory fees.

The Advisor has contractually agreed to waive its fees and/or reimburse certain Fund expenses through April 30, 2011, to limit its total annual operating expenses as follows:

Expense Cap

Winslow Green Growth Fund:
Investor Class	1.45%
Institutional Class	1.20%
Winslow Green Solutions Fund:
Investor Class	1.25%
Institutional Class	1.00%

Additionally, any fees waived or voluntarily reduced since the Funds’ reorganization into Professionally Managed Portfolios on May 27, 2008 shall be reimbursed by the Funds to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal years does not exceed the applicable limitation of Fund expenses. The Funds must pay their ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustees review and approval prior to the time reimbursement is initiated.

For the year ended December 31, 2009, the Advisor waived fees and/or paid operating expenses in the amount of $156,935 in fees for the Winslow Green Growth Fund and $344,994 for the Winslow Green Solutions Fund. The Advisor may recapture portions of the above amounts no later than the date stated below:

	December 31, 2011	December 31, 2012

Winslow Green Growth Fund	$99,518	$156,935
Winslow Green Solutions Fund	163,665	344,994

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rate:

First $250 million	0.06	% of average daily net assets
Next $1 billion	0.04	% of average daily net assets
Balance	0.03	% of average daily net assets
$32,000 minimum per Fund per year

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2009

For the year ended December 31, 2009, the Winslow Green Growth Fund and Winslow Green Solutions Fund incurred administration fees of $140,291 and $31,998, respectively. The officers of the Trust are employees of the USBFS. The Chief Compliance Officer is also an employee of the USBFS.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. serves as the Funds’ custodian (the “Custodian”). Both the Distributor and Custodian are affiliates of the Administrator.

Each Fund has adopted a 12b-1 Distribution Plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. The 12b-1 Plan provides that each Fund’s Investor Shares may pay a fee to the Distributor of up to 0.25% of the average daily net assets of each Fund to reimburse the Distributor for a portion of the costs incurred in distributing each Fund’s Investor Shares. For the year ended December 31, 2009, the Winslow Green Growth Fund — Investor Class and Winslow Green Solutions Fund — Investor Class incurred $50,705 and $6,527 in 12b-1 fees, respectively; of these amounts, $49,792 and $6,527, respectively, were waived by the Advisor. These amounts waived are included in the Statements of Operations as fees waived and reimbursed.

Each Fund has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the Funds’ Investor Share classes. Under the Plan, each Fund is authorized to pay the Adviser an annual shareholder servicing fee of 0.25% of average daily net assets. The Adviser uses this fee to finance certain activities relating to servicing and maintaining shareholder accounts. For the year ended December 31, 2009, the Winslow Green Growth Fund — Investor Class and Winslow Green Solutions Fund — Investor Class incurred $506,933 and $60,099 in shareholder servicing fees, respectively.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended December 31, 2009 are as follows:

	Purchases	Sales

Winslow Green Growth Fund	$228,293,135	$219,210,973
Winslow Green Solutions Fund	$44,010,131	$31,215,346

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 are as follows:

Winslow Green Growth Fund

	2009	2008

Distributions paid from:
Long-term capital gain	$—	$155,884
Ordinary income	—	2,207,324

Winslow Green Solutions Fund

	2009	2008

Distributions paid from:
Long-term capital gain	$—	$11,786
Ordinary income	—	40,571

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2009

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Winslow Green	Winslow Green
	Growth Fund	Solutions Fund

Cost of investments	$262,091,821	$34,904,828

Gross tax unrealized appreciation	77,480,728	6,867,547
Gross tax unrealized depreciation	(37,011,498)	(2,089,651)

Net tax unrealized appreciation	40,469,230	4,777,896

Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—

Total distributable earnings	—	—

Other accumulated loss	(170,989,359)	(6,333,502)

Total accumulated earnings	(130,520,129)	(1,555,606)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and calendar year open straddle losses in the Winslow Green Growth Fund and wash sales and post-October losses in the Winslow Green Solutions Fund.

NOTE 6. INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies for which 5% or more of the outstanding voting shares are held by the Funds. As of December 31, 2009, the market value of all securities of affiliated companies held in the Winslow Green Growth Fund amounted to $29,166,552, representing 9.6% of net assets. As of December 31, 2009, the market value of all securities of affiliated companies held in the Winslow Green Solutions Fund amounted to $1,825,145, representing 4.6% of net assets. For the year ended December 31, 2009, the Funds had the following transactions with affiliated companies:

Winslow Green Growth Fund:

	Share			Share
	Balance			Balance				Value
	December 31,			December 31,		Realized	Dividend	December	Acquisition
	2008	Purchases	Sales	2009		Loss	Income, net	31,2009	Cost

Basin Water, Inc.	1,347,873	—	1,347,873	—		(9,092,414)	—	—	—
LSB Industries, Inc.	1,110,953	9,447	1,120,400	—		(6,401,006)	—	—	—
Orbcomm, Inc.	2,137,911	—	2,137,911	—		(13,436,534)	—	—	—
Pure Technologies Ltd.	1,733,311	2,100	—	1,735,411		—	—	7,184,902	4,699,882
Real Goods Solar, Inc.	1,109,505	—	1,109,505	—		(7,272,311)	—	—	—
Thermo Genesis Corp.	3,043,792	—	3,043,792	—		(9,036,208)	—	—	—
U.S Geothermal, Inc.	3,209,835	—	64,348	3,145,487		(30,537)	—	4,812,595	3,299,550
Waterfurnace Renewable Energy, Ltd.	667,300	—	51,200	616,100		(151,727)	396,007	15,292,782	13,638,313
World Energy Solutions, Inc.	6,330,000	—	—	633,000	*	—	—	1,876,273	5,712,333

*	Change in shares is due to a 1:10 reverse stock split.

Winslow Green Mutual Funds

Notes to Financial Statements
December 31, 2009

Winslow Green Solutions Fund:

	Share			Share
	Balance			Balance			Value
	December 31,			December 31,	Realized	Dividend	December	Acquisition
	2008	Purchases	Sales	2009	Gain/(Loss)	Income, net	31,2009	Cost

Pure Technologies Ltd.	—	190,958	23,340	167,618	11,790	—	693,968	473,430
U.S Geothermal, Inc.	177,740	50,270	23,567	204,443	(14,836)	—	312,798	254,301
Waterfurnace Renewable Energy, Ltd.	25,472	7,820	322	32,970	(796)	20,547	818,379	744,906

NOTE 7. CREDIT FACILITY

U.S. Bank, N.A has made available to the Winslow Green Growth Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. For the year ended December 31, 2009, the average interest rate on the outstanding principal amount was 3.25%. Advances are not collateralized by a first lien against the Fund’s assets. During the year ended December 31, 2009, the Winslow Green Growth Fund had an outstanding average daily loan balance of $13,452. The maximum amount outstanding for the current lending agreement during that year was $824,000. Interest expense amounted to $464 for the Winslow Green Growth Fund.

NOTE 8. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

Winslow Green Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Professionally Managed Portfolios and
Shareholders of Winslow Green Growth Fund and
Winslow Green Solutions Fund

We have audited the accompanying statements of assets and liabilities of the Winslow Green Growth Fund and Winslow Green Solutions Fund (the “Funds”), each a series of Professionally Managed Portfolios, including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period then ended of the Winslow Green Growth Fund, and the financial highlights for the period November 30, 2007 (commencement of operations) to December 31, 2007 of the Winslow Green Solutions Fund, have been audited by other auditors, whose report dated February 26, 2008 expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Winslow Green Growth Fund and Winslow Green Solutions Fund as of December 31, 2009, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2010

Winslow Green Mutual Funds

Trustees and Executive Officers (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies, and policies and to general supervision by the Board. Additional information regarding the Trustees is included in the Funds’ SAI and is available without charge, upon request by calling (888) 688-1299.

The current Trustees and executive officers of the Trust, their year of birth, positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

				Number of
				Portfolios
		Term of		in Fund
	Position	Office and		Complex(2)
Name,	with the	Length of Time	Principal Occupation	Overseen	Other Directorships
Age and Address	Trust(1)	Served	During Past Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	2	Trustee; Allegiant Funds.

Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	2	The Dana Foundation; The University of Virginia Law School Foundation.

Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	2	None.

Winslow Green Mutual Funds

Trustees and Executive Officers (Unaudited)

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex(2)
Name,	with the	Length of Time	Principal Occupation	Overseen	Other Directorships
Age and Address	Trust(1)	Served	During Past Five Years	by Trustees	Held
Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	2	Independent Trustee, The Managers Funds, Managers AMG Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.

Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004. Indefinite Term; Since December 2005.	Senior Vice President, U.S. Bancorp Fund Services, LLC, since July 2001.	Not Applicable.	Not Applicable.

Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Executive Vice President	Indefinite Term; Since November 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC, since September 1997; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006.	Not Applicable.	Not Applicable.

Patrick J. Rudnick (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since November 2009.	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	Not Applicable.	Not Applicable.

Elaine E. Richards (born 1968) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly, Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007); formerly, Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (1998-2004).	Not Applicable.	Not Applicable.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Winslow Green Growth Fund and Winslow Green Solutions Fund. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Winslow Green Mutual Funds

Additional Information (Unaudited)
December 31, 2009

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge and upon request by calling (888) 314-9049. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities for the year ended June 30, 2009 is available without charge, upon request, by calling (888) 314-9049 or through the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Privacy Notice

The Funds collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Householding

In addition, in an effort to decrease costs, the Funds will start reducing the number of duplicate Prospectuses, supplements, Annual Reports and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at (888) 314-9049 to request individual copies of these documents or if your shares are held through a Financial Intermediary please contact them directly. The Funds will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Winslow Green Mutual Funds

Notes

WINSLOW
Green Mutual Funds

Investment Adviser
Brown Investment Advisory, Inc.
901 South Bond Street, Suite 400
Baltimore, MD 21231

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(888) 314-9049

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
Park Avenue Tower
77 E. 55th Street, Floor 15
New York, NY 10022

Winslow Green Growth Fund – Investor Shares
Symbol – WGGFX
CUSIP – 742935273

Winslow Green Growth Fund – Institutional Shares
Symbol – WGGIX
CUSIP – 742935265

Winslow Green Solutions Fund – Investor Shares
Symbol – WGSLX
CUSIP – 742935257

Winslow Green Solutions Fund – Institutional Shares
Symbol – WGSIX
CUSIP – 742935240

Printed with vegetable-based inks
127-AR-1209

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
Winslow Green Growth Fund

	FYE 12/31/2009	FYE 12/31/2008

Audit Fees	$22,000	$20,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A
Winslow Green Solutions Fund

	FYE 12/31/2009	FYE 12/31/2008

Audit Fees	$20,000	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A

1

*	The Winslow Green Solutions Fund commenced operations on November 1, 2007.
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
The percentage of audit fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2009	FYE 12/31/2008

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	FYE 12/31/2009	FYE 12/31/2008

Non-Audit Related Fees
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

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Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
          (Registrant) Professionally Managed Portfolios

By (Signature and Title)	/s/ Robert M. Slotky

Robert M. Slotky, President
          Date 3/5/2010
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert M. Slotky

Robert M. Slotky, President

Date 3/5/2010

By (Signature and Title)	/s/ Patrick J. Rudnick

Patrick J. Rudnick, Treasurer

Date 3/2/2010

*	Print the name and title of each signing officer under his or her signature.
Winslow Green Mutual Funds 12.31.09 N-CSR

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